CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

         We hereby consent to the use in the L.E.H. Ventures Ltd. registration statement, on Form 20F, of our report dated 8 March 2002, accompanying the financial statements of L.E.H. Ventures Ltd. for the years ended 30 November 1999, 2000 and 2001 which is part of the registration statement and to the reference to us under the heading “Experts” in such registration statement.

STALEY, OKADA & PARTNERS

13 January 2003